Exhibit 10.5
SIXTH AMENDMENT TO LEASE
This SIXTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of November 1, 2021, by and among CPLV PROPERTY OWNER LLC and CLAUDINE PROPCO LLC, each a Delaware limited liability company (collectively, and together with their respective successors and assigns, “Landlord”), DESERT PALACE LLC, a Nevada limited liability company, CEOC, LLC, a Delaware limited liability company (for itself and as successor by merger to Caesars Entertainment Operating Company, Inc., a Delaware corporation), and HARRAH’S LAS VEGAS, LLC, a Nevada limited liability company (collectively, and together with their respective successors and assigns, “Tenant”) and, solely for the purposes of the last paragraph of Section 1.1 of the Lease (as defined below), Propco TRS LLC, a Delaware limited liability company (“Propco TRS”).
RECITALS
WHEREAS, Landlord, Tenant and, solely for the purposes of the last paragraph of Section 1.1 of the Lease, Propco TRS are parties to that certain Lease (CPLV), dated as of October 6, 2017, as amended by that certain First Amendment to Lease (CPLV), dated as of December 26, 2018, as amended by that certain Omnibus Amendment to Leases, dated as of June 1, 2020, as amended by that certain Second Amendment to Lease (CPLV), dated as of July 20, 2020, as amended by that certain Third Amendment to Lease, dated as of September 30, 2020, as amended by that certain Amended and Restated Omnibus Amendment to Leases, dated as of October 27, 2020, as amended by that certain Fourth Amendment to Lease, dated as of November 18, 2020, and as amended by that certain Fifth Amendment to Lease, dated as of September 3, 2021 (collectively, as amended, the “Lease”), pursuant to which Landlord leases to Tenant, and Tenant leases from Landlord, certain real property as more particularly described in the Lease;
WHEREAS, on the date hereof, (x) Harrah’s Bossier City LLC, Harrah’s Shreveport/Bossier City Investment Company, LLC (“Operator Parent”), Harrah’s Bossier City Investment Company, L.L.C. (“Operator”), Rubico Gaming, LLC (“Purchaser”) and Rubico Acquisition Corp (“Purchaser Parent” and together with Purchaser, collectively, “Rubico”) are closing a purchase and sale transaction under that certain Agreement of Sale, dated as of September 3, 2020, with respect to certain real property associated with the gaming and entertainment facility known as Harrah’s Bossier City (Louisiana Downs) located in Bossier City, Louisiana and (y) Operator Parent, Operator and Rubico are closing a purchase and sale transaction under that certain Equity Purchase Agreement, dated as of September 3, 2020, with respect to Operator Parent’s one hundred percent (100%) equity interest in Operator, which entity operates the facility described in the immediately preceding clause (x) and, prior to the effectiveness of this Amendment, leased such facility pursuant to the terms of the “Regional Lease” (as defined in the Lease) (the transactions described in the preceding clauses (x) and (y) are referred to herein collectively as the “LAD Transaction”); and
WHEREAS, in connection with the LAD Transaction, the parties hereto desire to amend the Lease as set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions. Except as otherwise defined herein, all capitalized terms used herein without definition shall have the meanings applicable to such terms, respectively, as set forth in the Lease.
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2.Amendments to the Lease.
a.Triennial Minimum Cap Ex Amount B. Article II of the Lease is hereby amended such that the definition of “Triennial Minimum Cap Ex Amount B” is hereby revised and modified to replace the reference therein to “Three Hundred Eighty-Four Million Three Hundred Thousand and No/100 Dollars ($384,300,000.00)” with a reference to “Three Hundred Eighty Million Three Hundred Thousand and No/100 Dollars ($380,300,000.00)”.
b.Partial Periods.
i.Section 10.5(a)(v)(b) of the Lease is hereby amended to (a) replace the reference therein to “Three Hundred Eighty-Four Million Three Hundred Thousand and No/100 Dollars ($384,300,000.00)” with a reference to “Three Hundred Eighty Million Three Hundred Thousand and No/100 Dollars ($380,300,000.00)” and (b) replace the reference therein to “One Hundred Twenty-Eight Million One Hundred Thousand and No/100 Dollars ($128,100,000.00)” with a reference to “One Hundred Twenty-Six Million Seven Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($126,766,666.67)” and
ii.The second sentence of Section 10.5(a)(v) of the Lease is hereby amended to (a) replace the reference therein to “Three Hundred Eighty-Four Million Three Hundred Thousand and No/100 Dollars ($384,300,000.00)” with a reference to “Three Hundred Eighty Million Three Hundred Thousand and No/100 Dollars ($380,300,000.00)” and (b) replace the reference therein to “One Hundred Twenty-Eight Million One Hundred Thousand and No/100 Dollars ($128,100,000.00)” with a reference to “One Hundred Twenty-Six Million Seven Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($126,766,666.67)”.
3.No Other Modification or Amendment to the Lease. The Lease shall remain in full force and effect except as expressly amended or modified by this Amendment. From and after the date of this Amendment, all references in the Lease to the “Lease” shall be deemed to refer to the Lease as amended by this Amendment.
4.Governing Law; Jurisdiction. This Amendment shall be construed according to and governed by the laws of the jurisdiction(s) specified by the Lease without regard to its or their conflicts of law principles. The parties hereto hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Amendment.
5.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile and/or .pdf signatures shall be deemed to be originals for all purposes.
6.Effectiveness. This Amendment shall be effective, as of the date hereof, only upon execution and delivery by each of the parties hereto.
7.Miscellaneous. If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect. Neither this Amendment nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change,

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modification, waiver, discharge or termination is sought. The paragraph headings and captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this Amendment or any of the provisions or terms hereof. This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date hereof.

LANDLORD:
CPLV PROPERTY OWNER LLC,
a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

CLAUDINE PROPCO LLC,
a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]

[Signature Page to Sixth Amendment to Las Vegas Lease]

TENANT:
DESERT PALACE LLC,
a Nevada limited liability company

By:
Name: Bret D. Yunker
Title: Chief Financial Officer
CEOC, LLC,
a Delaware limited liability company

By:
Name: Bret D. Yunker
Title: Chief Financial Officer
HARRAH’S LAS VEGAS, LLC,
a Nevada limited liability company

By:
Name: Bret D. Yunker
Title: Chief Financial Officer

[Signatures Continue on Following Pages]

[Signature Page to Sixth Amendment to Las Vegas Lease]

Acknowledged and agreed, solely for the purposes of the last paragraph of Section 1.1 of the Lease:
PROPCO TRS LLC,
a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

[Signature Page to Sixth Amendment to Las Vegas Lease]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
The undersigned (“Guarantor”) hereby: (a) acknowledges receipt of the Sixth Amendment to Lease (the “Amendment”; capitalized terms used herein without definition having the meanings set forth in the Amendment), dated as of November 1, 2021, by and among CPLV Property Owner LLC and Claudine Propco LLC, each a Delaware limited liability company, collectively as Landlord, Desert Palace LLC, a Nevada limited liability company, CEOC, LLC, a Delaware limited liability company (for itself and as successor by merger to Caesars Entertainment Operating Company, Inc., a Delaware corporation), and Harrah’s Las Vegas, LLC, a Nevada limited liability company, collectively as Tenant, and the other parties party thereto; (b) consents to the terms and execution thereof; (c) ratifies and reaffirms Guarantor’s obligations to Landlord pursuant to the terms of that certain Guaranty of Lease, dated as of July 20, 2020 (the “Guaranty”), by and between Guarantor and Landlord, and agrees that nothing in the Amendment in any way impairs or lessens the Guarantor’s obligations under the Guaranty; and (d) acknowledges and agrees that the Guaranty is in full force and effect and is valid, binding and enforceable in accordance with its terms.
    IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantor to be duly executed as of November 1, 2021.

[Acknowledgment and Agreement of Guarantor]
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CAESARS ENTERTAINMENT, INC.

By:
Name: Bret D. Yunker
Title: Chief Financial Officer
[Signature Page to Acknowledgment and Agreement of Guarantor]